Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt [Abstract]
Long-Term Debt
10.	Long-Term Debt

Long-term debt as of December 31, 2011 and 2010 consists of the following bank loans:

	(In thousands of U.S. Dollars)
	December 31, 2011			December 31, 2010
Lender	Current Portion	Long- term portion	Total	Current portion	Long- term	Total
Deutsche Bank Nederland (a)	$13,250	$—	$13,250	$3,000	$11,750	$14,750
Deutsche Bank Nederland (b)	$16,009	$—	$16,009	$300	$19,409	$19,709
Credit Suisse (c)	$19,099	$—	$19,099	$13,372	$18,603	$31,975
Credit Suisse (d)	$17,351	$—	$17,351	$3,000	$25,275	$28,275
First Business Bank. (e)	$23,237	$—	$23,237	$3,350	$22,400	$25,750
Total	$88,946	$—	$88,946	$23,022	$97,437	$120,459

The remaining repayment terms of the loans outstanding as of December 31, 2011, as amended to reflect the agreements reached for deferral of certain payments in 2012, without considering the Company’s non-compliance discussed in Note 3, are as follows:

Lender	Vessel	Remaining Repayment Terms
(a) Deutsche Bank Nederland	M/V Free Knight	Fifteen consecutive quarterly installments of $750 followed by one installment of $2,000.
(b) Deutsche Bank Nederland	M/V Free Maverick	One balloon payment of $16,009.
(c) Credit Suisse	M/V Free Hero M/V Free Goddess M/V Free Jupiter	Seven quarterly installments of $875, eight quarterly installments of $937.5 and a balloon payment of $5,475 payable together with the last installment.

(d) Credit Suisse		Seven quarterly installments of $525, eight quarterly installments of $562.5 and a balloon payment of $9,175 payable together with the last installment.

(e) First Business Bank	M/V Free Impala M/V Free Neptune	One quarterly installment of $1,675, nineteen quarterly installments of $837.5 and a balloon payment of $5,650, payable together with the last installment.

The vessels indicated in the above table are pledged as collateral for the respective loans.

The Company and its subsidiaries have obtained financing from affiliated and unaffiliated lenders for its vessels (Note 4).

All the Company’s credit facilities bear interest at LIBOR plus a margin, ranging from 2.25% to 4.25%, and are secured by mortgages on the financed vessels and assignments of vessels’ earnings and insurance coverage proceeds. They also include affirmative and negative financial covenants of the borrowers, including maintenance of operating accounts, minimum cash deposits, average cash balances to be maintained with the lending banks and minimum ratios for the fair values of the collateral vessels compared to the outstanding loan balances. Each borrower is restricted under its respective loan agreement from incurring additional indebtedness, changing the vessels’ flag without the lender’s consent or distributing earnings.

The weighted average interest rate for the year ended December 31, 2011 and 2010 was 2.9% and 3%, respectively. Interest expense incurred under the above loan agreements amounted to $3,173 (net of capitalized interest $282), $3,932 and $3,708 for the years ended December 31, 2011, 2010 and 2009, respectively, and is included in “Interest and Finance Costs” in the accompanying consolidated statements of operations.

Deutsche Bank Nederland Facility

On September 2, 2011, the Company instructed the Deutsche Bank Nederland in accordance with relevant provision of the facility agreement to postpone the repayment installment of $750 due on September 18, 2011, which will be paid on the termination date in December 2015.

In October 2011, the Company following negotiations with Deutsche Bank Nederland deferred the payment of an additional fee equal to $360, due on November 1, 2011, to January 2012 (Note 17).

In December 2011, the Company did not pay the $750 repayment installment along with accrued interest with Deutsche Bank Nederland and is in discussions to permanently amend the amortization schedule including refinancing of the balloon due in November 2012.

Credit Suisse Facility

On July 15, 2011, the Company entered into a Fourth Supplemental Agreement with Credit Suisse which amended its existing credit facility to, among other things, defer its payments totaling $2,000, originally due in July 2011 until September 2011. The Fourth Supplemental Agreement, as originally entered into, contemplated that the Company would complete a proposed debt financing with an unrelated party, and that if the debt financing did not occur by September 5, 2011, the Company would sell one or two of the four vessels collateralizing the credit facility. This debt financing did not occur. Therefore, the Company initiated the sale of the M/V Free Jupiter and the M/V Free Lady. On October 3, 2011, the Company entered an agreement to sell vessel Free Lady (Note 5). The net proceeds of this sale amounting to $19,800 were applied to pay down the amount outstanding on this facility.

The Company has incurred amendment fees of $150 for the year ended December 31, 2011, relating to this facility, which are included in the accompanying consolidated statements of operations in “Interest and Finance Costs.”

In light of the successful sale of the M/V Free Lady (Note 5), the Company entered into a Fifth Supplemental Agreement dated November 7, 2011 with Credit Suisse, which amended the Fourth Supplemental Agreement to, among other things, reduce the next five loan repayment installments starting from the third quarter of 2011. Pursuant to this agreement, the Company agreed to enter into a period time charter of at least twelve months for all mortgaged vessels not later than December 31, 2011, which charter would cover the vessels’ debt service plus $1.0 million. If the foregoing time charters were not entered into by the date required, the Company agreed that will sell, not later than January 31, 2012, either the M/V Free Jupiter or both the M/V Free Goddess and the M/V Free Hero. In addition, under the Fifth Supplemental Agreement, the margin on this facility increased to 3.25% during the period until either the period employment or the sale procedure has been completed, after which time the margin will be reduced to 2.75%. According to the terms of the agreement, failure to comply with the above would constitute an event of default. The Company had not entered into a period time charter as required by the Fifth Supplemental Agreement by December 31, 2011 (Note 17).

FBB Facility

On December 23, 2011, the Company agreed with FBB to defer the repayment installment of $837.5 and the interest payment of $197 both due on December 16, 2011 until the next repayment date March 16, 2012. In addition, the bank granted a waiver to the security value covenant and the financial covenants and their testing has been waived until March 16, 2012 (Note 17).

ABN AMRO Facility

On September 10, 2010, the Company signed an offer letter with ABN AMRO Bank securing, subject to customary legal documentation and payment of an arrangement fee, commitments for pre-delivery and post-delivery debt financing up to an amount of $32,400 for the purchase of two newbuilding Handysize vessels. The facility, which would be available for drawdown until December 31, 2012, is repayable in 20 quarterly installments plus a balloon payment, commencing three months after the delivery of the vessels. The vessels will be used as collateral for the facility. According to the agreed terms, the facility would bear interest at LIBOR plus margin and would include customary financial covenants.

On October 4, 2010, ABN AMRO Bank issued letters of guarantee in favor of the Chinese shipyard covering the second installment for the newbuilding vessels, amounting to $2,440 for each vessel. On the same date, the Company entered into a bank guarantee facility agreement for the issuance of the letters of guarantee. The letters of guarantee mature on the earliest between the date of the payment of the second installment and November 30, 2011. In March 2011 and May 2011, the Company advanced the second installment amounting to $2,440 and $2,440 for Hull 1 and Hull 2, respectively, and the relevant letters of guarantee were cancelled.

By letter dated December 30, 2011, the Company received notice from ABN AMRO Bank that the Bank’s commitment for pre-delivery and post delivery debt financing up to the amount of $32,400 for the purchase of the two newbuilding Handysize vessels has been canceled due to the Company’s failure to pay commitment fees as prescribed in the offer letter, that were considered as events of default, and the occurrence of various material adverse changes as considered by ABN AMRO Bank. The commitment fees paid by the Company were reimbursed by ABN AMRO in 2012 (Note 17).

Loan Covenants

As of December 31, 2011, its loan agreements contain various financial covenants as follows:

Credit Suisse loan agreement: (i) the Company is required to maintain minimum cash balances of $375 for each of its vessels covered by the loan agreement; and (ii) the aggregate fair market value of the financed vessels must not be less than 135% of the outstanding loan balance and the swap exposure.

FBB loan agreement: (i) the Company is required to maintain an average corporate liquidity of at least $3,000; (ii) the leverage ratio of the corporate guarantor shall not at any time exceed 55%; (iii) the ratio of EBITDA to net interest expense shall not be less than 3; and (iv) the fair market value of the financed vessels shall be at least (a) 115% for the period July 1, 2010 to June 30, 2011 and (b) 125% thereafter. The covenants described in clauses (i), (ii) and (iii) above are tested annually on December 31 st and their testing has been waived by the bank until March 16, 2012.

Deutsche Bank Nederland loan agreement: (i) the interest coverage ratio to be recalculated and reset; (ii) the debt service coverage ratio to be recalculated and reset; (iii) the gearing ratio shall not exceed 2.5; (iv) the outstanding loan balance shall not be more than a ratio of the fair market value of the financed vessels as follows: (a) 100% from July 1, 2010 until and including June 30, 2011, (b) 110% from July 1, 2011 until and including June 30, 2012, (c) 120% from July 1, 2012 until and including December 30, 2012 and (d) 125% from December 31, 2012 and thereafter. The covenants described in clauses (i), (iii) and (iv) above are tested quarterly and the covenant in clause (ii) above is tested annually on December 31st.

Based on the loan agreements, the Company is required to meet the covenants described above. As of December 31, 2011, the Company was in breach of certain of its financial covenants for all of its loan agreements, including the loan-to-value ratios, interest cover ratios, minimum liquidity requirements and leverage ratios. Thus, in accordance with guidance related to classification of obligations that are callable by the creditor, the Company has classified all of the related long-term debt amounting to $88,946 as current at December 31, 2011.